          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): March 15, 2005

                     NAVISTAR FINANCIAL CORPORATION
         (Exact name of Registrant as specified in its charter)

             Delaware                                   36-2472404
  (State or other jurisdiction of      (I.R.S. Employer Identification No.)
  incorporation or organization)

  2850 West Golf Road Rolling Meadows, Illinois              60008
    (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number including area code 847-734-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act

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ITEM 8.01. OTHER EVENTS

On  March  15,  2005,  the  Corporation  received  a  waiver  of  the anticipated  defaults under the $820,000,000 Credit Agreement,  dated as of December 8, 2000, as amended,  among the  Corporation,  certain of its  subsidiaries,  JPMorgan Chase Bank,  N.A., as  Administrative
Agent,  and the lenders and other parties party  thereto.  The waiver will permit the  Corporation  to incur  additional  borrowings  under the Credit Agreement through April 15, 2005.

As previously  reported on the  Corporation's  Current Report on Form
8-K filed March 14,  2005,  the expected  failure of the  Corporation and its affiliates to complete  their  respective  Quarterly  Reports
on  Form  10-Q  and  deliver  those  reports  and  related   required
information  to their  respective  lenders  by March 17,  2005  would have resulted in defaults under the Credit Agreement.

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                             SIGNATURES

Pursuant  to the  requirements  of  the  Securities  Exchange  Act of
1934,  the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
          Registrant

Date: March 16, 2005                     /s/PAUL MARTIN
                                            Paul Martin
                                            Vice President and Controller